UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2005
                                                         --------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                   File No. 1-8989             13-3286161
         --------                   ---------------             ----------
State or other jurisdiction    (Commission File Number)       (IRS Employer
    of  incorporation)                                    Identification Number)



               383 Madison Avenue, New York, New York     10179
            ------------------------------------------------------
            (Address of principal executive offices)    (zip code)



    Registrant's telephone number, including area code:    (212) 272-2000
                                                           --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_|      Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

   |_|      Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

   |_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.
            ------------

      Filed herewith are copies of:

      (a) Form of Medium-Term Note, Series B (3 Year Notes Linked to the Dow Jones-AIG Commodity IndexSM Due April 30, 2008).

      (b) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Pricing Supplement, dated April 28, 2005, to the Prospectus Supplement and the Prospectus, each dated February 2, 2005, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 121744).

      (c)   Consent of Cadwalader, Wickersham & Taft LLP.

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (c)   Exhibits:

            The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-121744) as exhibits to such Registration Statement:

            4(b)(20) Form of Medium-Term Note, Series B (3 Year Notes Linked to
                     the Dow Jones-AIG Commodity IndexSM Due April 30, 2008).

            8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

            23(c)    Consent of Cadwalader, Wickersham & Taft LLP (Included in
                     Exhibit 8(a)).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE BEAR STEARNS COMPANIES INC.



                                       By: /s/ Jeffrey M. Farber
                                           --------------------------------
                                           Jeffrey M. Farber
                                           Controller
                                           (Principal Accounting Officer)
Dated:      May 4, 2005

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.     Description
-----------     -----------

4(b)(20) Form of Medium-Term Note, Series B (3 Year Notes Linked to the Dow Jones-AIG Commodity IndexSM Due April 30, 2008).

8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

23(c)           Consent of Cadwalader, Wickersham & Taft LLP (Included  in
                Exhibit 8(a)).